Exhibit 99.2

PLAZA DEL LAGO
101,000 SF BUSINESS PARK - LAGUNA HILLS, CA

SUPPLEMENTAL INFORMATION

SECOND QUARTER 2021

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND SIX MONTHS ENDED JUNE 30, 2021

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; security breaches, including ransomware, or a failure of the Company’s networks, systems or technology, which could adversely impact the Company’s operations or its business, customer and employee relationships or result in fraudulent payments; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	June 30, 2021	December 31, 2020
ASSETS

Cash and cash equivalents	$115,965	$69,083	(a	)

Real estate facilities, at cost
Land	865,081	864,092
Buildings and improvements	2,204,461	2,186,621

	3,069,542	3,050,713
Accumulated depreciation	(1,219,040)	(1,181,402)

	1,850,502	1,869,311	(b	)
Properties held for sale, net	12,871	26,273
Land and building held for development, net	52,529	40,397

	1,915,902	1,935,981

Rent receivable	1,903	1,519	(c	)
Deferred rent receivable	37,589	36,788
Other assets	15,165	14,334	(d	)

Total assets	$2,086,524	$2,057,705

LIABILITIES AND EQUITY

Accrued and other liabilities	$88,989	$82,065	(e	)

Total liabilities	88,989	82,065

Equity
PS Business Parks, Inc.’s stockholders’ equity:
Preferred stock	944,750	944,750
Common stock	275	274
Paid-in capital	739,336	738,022	(f	)
Accumulated earnings	89,800	73,631	(g	)

Total PS Business Parks, Inc.’s stockholders’ equity	1,774,161	1,756,677
Noncontrolling interests	223,374	218,963

Total equity	1,997,535	1,975,640

Total liabilities and equity	$2,086,524	$2,057,705

See following page for additional detail related to the tickmarks shown in the table above.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2020			$69,083
	Net cash provided by operating activities			148,107
	Net cash used in investing activities			(1,325)
	Net cash used in financing activities			(99,900)

	Ending cash balance at June 30, 2021			$115,965

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2020			$1,869,311
	Recurring capital improvements			4,436
	Tenant improvements, gross			7,065
	Capitalized lease commissions			3,404
	Nonrecurring capital improvements			843
	Depreciation and amortization of real estate facilities			(44,136)
	Transfer from land and building held for development, net			9,052
	Transfer to properties held for sale, net			527

	Ending balance at June 30, 2021			$1,850,502

				Increase
(c)	Change in rent receivable	June 30, 2021	December 31, 2020	(Decrease)

	Non-government customers	$1,093	$646	$447
	U.S. Government customers	810	873	(63)

		$1,903	$1,519	$384

				Increase
(d)	Change in other assets	June 30, 2021	December 31, 2020	(Decrease)

	Lease intangible assets, net	$7,051	$9,058	$(2,007)
	Prepaid property taxes and insurance	5,537	3,121	2,416
	Other	2,577	2,155	422

		$15,165	$14,334	$831

				Increase
(e)	Change in accrued and other liabilities	June 30, 2021	December 31, 2020	(Decrease)

	Customer security deposits	$39,769	$38,457	$1,312
	Accrued property taxes	15,348	12,513	2,835
	Customer prepaid rent	13,047	12,518	529
	Lease intangible liabilities, net	5,618	6,392	(774)
	Other	15,207	12,185	3,022

		$88,989	$82,065	$6,924

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2020			$738,022
	Issuance costs			(105)
	Exercise of stock options			906
	Stock compensation expense, net			3,715
	Cash paid for taxes in lieu of stock upon vesting of restricted stock units			(3,202)

	Ending paid-in capital at June 30, 2021			$739,336

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2020			$73,631
	Net income			98,052
	Distributions to preferred stockholders			(24,093)
	Distributions to common stockholders			(57,790)

	Ending accumulated earnings at June 30, 2021			$89,800

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Rental income	$109,364	$100,559	$217,411	$206,775	(a)

Expenses:
Cost of operations	31,849	30,131	65,067	61,394	(b)
Depreciation and amortization	22,514	22,963	45,499	49,582
General and administrative	4,799	3,004	9,181	6,327	(c)

Total operating expenses	59,162	56,098	119,747	117,303

Interest and other income	923	225	1,179	782	(d)
Interest and other expense	(268)	(203)	(479)	(364)	(e)
Gain on sale of real estate facility	19,193	—	19,193	19,621

Net income	70,050	44,483	117,557	109,511
Allocation to noncontrolling interests	(12,094)	(6,795)	(19,505)	(17,887)

Net income allocable to PS Business Parks, Inc.	57,956	37,688	98,052	91,624
Allocation to preferred stockholders	(12,047)	(12,047)	(24,093)	(24,093)
Allocation to restricted stock unit holders	(314)	(119)	(478)	(394)

Net income allocable to common stockholders	$45,595	$25,522	$73,481	$67,137

Net income per share of common stock
Basic	$1.66	$0.93	$2.67	$2.44
Diluted	$1.65	$0.93	$2.66	$2.44

Weighted average common stock outstanding
Basic	27,531	27,479	27,513	27,464
Diluted	27,632	27,560	27,611	27,557

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(a)	Rental income:	June 30, 2021	June 30, 2020	(Decrease)	June 30, 2021	June 30, 2020	(Decrease)
	Same Park (1) (2)	$101,471	$91,638	$9,833	$201,029	$190,015	$11,014
	Same Park non-cash rental income (1) (3)	30	2,440	(2,410)	467	3,193	(2,726)
	Non-Same Park (1) (2)	3,706	1,911	1,795	6,605	4,189	2,416
	Non-Same Park non-cash rental income (1) (3)	220	156	64	1,090	299	791
	Multifamily	2,248	2,488	(240)	4,575	5,048	(473)
	Rental income from assets sold or held for sale (4)	1,689	1,926	(237)	3,645	4,031	(386)

		$109,364	$100,559	$8,805	$217,411	$206,775	$10,636

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(b)	Cost of operations:	June 30, 2021	June 30, 2020	(Decrease)	June 30, 2021	June 30, 2020	(Decrease)
	Same Park (1)	$28,330	$27,181	$1,149	$58,014	$55,561	$2,453
	Same Park non-cash expense (1) (5)	461	256	205	896	519	377
	Non-Same Park (1)	1,187	878	309	2,340	1,707	633
	Non-Same Park non-cash expense (1) (5)	13	6	7	26	12	14
	Multifamily	1,177	1,002	175	2,244	2,018	226
	Operating expenses from assets sold or held for sale (4)	681	808	(127)	1,547	1,577	(30)

		$31,849	$30,131	$1,718	$65,067	$61,394	$3,673

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(c)	General and administrative expenses:	June 30, 2021	June 30, 2020	(Decrease)	June 30, 2021	June 30, 2020	(Decrease)
	Compensation expense	$1,610	$1,424	$186	$3,253	$3,177	$76
	Stock compensation expense	1,820	665	1,155	3,144	1,333	1,811
	Professional fees and other	1,369	915	454	2,784	1,817	967

		$4,799	$3,004	$1,795	$9,181	$6,327	$2,854

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(d)	Interest and other income:	June 30, 2021	June 30, 2020	(Decrease)	June 30, 2021	June 30, 2020	(Decrease)
	Management fee income	$65	$63	$2	$133	$133	$-
	Interest income	4	42	(38)	8	345	(337)
	Other income	854	120	734	1,038	304	734

		$923	$225	$698	$1,179	$782	$397

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(e)	Interest and other expense:	June 30, 2021	June 30, 2020	(Decrease)	June 30, 2021	June 30, 2020	(Decrease)
	Interest expense	$-	$-	$-	$-	$-	$-
	Credit facilities fees & other charges	(268)	(203)	(65)	(479)	(364)	(115)

		$(268)	$(203)	$(65)	$(479)	$(364)	$(115)

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 and $1.1 million for the three months ended June 30, 2021 and 2020, respectively, and $0.0 and $1.2 million for the six months ended June 30, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.2 million and $4.5 million for the three months ended June 30, 2021 and 2020, respectively, and $0.5 million and $4.5 million for the six months ended June 30, 2021 and 2020, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 for the three and six months ended June 30, 2021 and 2020, and (b) rent deferrals and abatements of $0.0 for the three and six months ended June 30, 2021 and 2020.

(3)

Non-cash rental income represents amortization of deferred rent receivable (net of write-offs), in-place intangibles, tenant improvement reimbursements, and lease incentive. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.1 million and $2.4 million for the three months ended June 30, 2021 and 2020, respectively, and $0.2 million and $2.4 million for the six months ended June 30, 2021 and 2020, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.0 for the three and six months ended June 30, 2021 and 2020.

(4)

Amounts shown for the three and six months ended June 30, 2021 include operating results attributable to assets held for sale comprising 244,000 square feet and an asset sold in June 2021 comprising 198,000 square feet. Amounts shown for the three months ended June 30, 2020 include operating results attributable to assets held for sale comprising 244,000 square feet, the asset sold in June 2021 comprising 198,000 square feet, and an asset sold in September 2020 comprising 40,000 square feet. Amounts shown for the six months ended June 30, 2020 include operating results attributable to assets held for sale comprising 244,000 square feet, the asset sold in June 2021 comprising 198,000 square feet, the asset sold in September 2020 comprising 40,000 square feet, and an asset sold in January 2020 comprising 113,000 square feet.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Total Portfolio (1)
Total rentable square footage at period end	27,369,000	27,040,000	1.2%	27,369,000	27,040,000	1.2%
Weighted average occupancy	92.9%	91.6%	1.4%	92.6%	92.3%	0.3%
Period end occupancy	93.5%	91.8%	1.9%	93.5%	91.8%	1.9%
Cash rental income per occupied square foot (2) (3)
Industrial	$14.26	$12.61	13.1%	$14.05	$13.04	7.7%
Flex	$20.30	$18.36	10.6%	$20.06	$18.87	6.3%
Office	$24.67	$23.95	3.0%	$24.86	$24.60	1.1%
Total cash rental income per occupied square foot	$16.55	$15.10	9.6%	$16.39	$15.56	5.3%
Cash rental income per available foot (2) (3)
Industrial	$13.56	$11.54	17.5%	$13.29	$12.04	10.4%
Flex	$18.10	$16.83	7.5%	$17.97	$17.43	3.1%
Office	$21.34	$22.08	(3.4%)	$21.55	$22.64	(4.8%)
Total cash rental income per available foot	$15.37	$13.84	11.1%	$15.19	$14.37	5.7%

Same Park Portfolio (2)
Total rentable square footage at period end	26,271,000	26,271,000	—	26,271,000	26,271,000	—
Weighted average occupancy	92.9%	92.2%	0.8%	92.7%	92.5%	0.2%
Period end occupancy	93.5%	92.8%	0.8%	93.5%	92.8%	0.8%
Cash rental income per occupied square foot (2) (4)
Industrial	$14.27	$12.60	13.3%	$14.13	$13.09	7.9%
Flex	$20.28	$18.33	10.6%	$20.03	$18.84	6.3%
Office	$24.67	$23.95	3.0%	$24.86	$24.60	1.1%
Total cash rental income per occupied square foot	$16.63	$15.13	9.9%	$16.52	$15.64	5.6%
Cash rental income per available foot (2) (4)
Industrial	$13.59	$11.64	16.8%	$13.38	$12.12	10.4%
Flex	$18.07	$16.82	7.4%	$17.94	$17.41	3.0%
Office	$21.34	$22.08	(3.4%)	$21.55	$22.64	(4.8%)
Total cash rental income per available foot	$15.45	$13.95	10.8%	$15.30	$14.47	5.7%

Non-Same Park Portfolio (2)
Total rentable square footage at period end	1,098,000	769,000	42.8%	1,098,000	769,000	42.8%
Weighted average occupancy	92.0%	71.4%	28.9%	92.3%	84.9%	8.7%
Period end occupancy	93.0%	55.2%	68.5%	93.0%	55.2%	68.5%
Cash rental income per occupied square foot (2) (5)
Industrial	$14.09	$12.93	9.0%	$12.63	$11.86	6.5%
Flex	$21.84	$20.87	4.6%	$22.27	$21.10	5.5%
Office	$—	$—	—	$—	$—	—
Total cash rental income per occupied square foot	$14.65	$13.92	5.2%	$13.34	$12.87	3.7%
Cash rental income per available foot (2) (5)
Industrial	$12.95	$8.98	44.2%	$11.66	$10.01	16.5%
Flex	$20.46	$18.23	12.2%	$20.58	$18.96	8.5%
Office	$—	$—	—	$—	$—	—
Total cash rental income per available foot	$13.49	$9.93	35.9%	$12.32	$10.94	12.6%

Multifamily Portfolio
Number of units	395	395	—	395	395	—
Weighted average occupancy	94.6%	91.7%	3.1%	94.4%	93.3%	1.2%
Period end occupancy	94.9%	90.6%	4.8%	94.9%	90.6%	4.8%

(1)

Excludes multifamily assets, assets held for sale comprising 244,000 square feet, an asset sold in June 2021 comprising 198,000 square feet, and assets sold in 2020 comprising 153,000 square feet for the periods shown.

(2)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Cash Rental Income per Available Foot, Cash Rental Income per Occupied Square Foot, Same Park, and Non-Same Park.
(3)

Included in the calculation of Total Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.3 million for both of the three months ended June 30, 2021 and 2020, and $0.7 million and $0.5 million for the six months ended June 30, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.0 and $1.1 million for the three months ended June 30, 2021 and 2020, respectively, and $0.0 and $1.2 million for the six months ended June 30, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.2 million and $4.5 million for the three months ended June 30, 2021 and 2020, respectively, and $0.5 million and $4.5 million for the six months ended June 30, 2021 and 2020, respectively.

(4)

Included in the calculation of Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.3 million for both of the three months ended June 30, 2021 and 2020, and $0.7 million and $0.5 million for the six months ended June 30, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.0 and $1.1 million for the three months ended June 30, 2021 and 2020, respectively, and $0.0 and $1.2 million for the six months ended June 30, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.2 million and $4.5 million for the three months ended June 30, 2021 and 2020, respectively, and $0.5 million and $4.5 million for the six months ended June 30, 2021 and 2020, respectively.

(5)

Included in the calculation of Non-Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.0 for both of the three and six months ended June 30, 2021 and 2020, (b) accounts receivable write-offs of $0.0 for both of the three and six months ended June 30, 2021 and 2020, and (c) rent deferrals and abatements of $0.0 for both of the three and six months ended June 30, 2021 and 2020.

NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Rental income
Same Park (1) (2) (3)	$101,501	$94,078	7.9%	$201,496	$193,208	4.3%
Non-Same Park (1)	3,926	2,067	89.9%	7,695	4,488	71.5%
Multifamily	2,248	2,488	(9.6%)	4,575	5,048	(9.4%)
Assets sold or held for sale	1,689	1,926	(12.3%)	3,645	4,031	(9.6%)

Total rental income	109,364	100,559	8.8%	217,411	206,775	5.1%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,330	27,181	4.2%	58,014	55,561	4.4%
Non-Same Park (1)	1,187	878	35.2%	2,340	1,707	37.1%
Multifamily	1,177	1,002	17.5%	2,244	2,018	11.2%
Assets sold or held for sale	674	804	(16.2%)	1,532	1,568	(2.3%)

Total	31,368	29,865	5.0%	64,130	60,854	5.4%

Net operating income
Same Park (1)	73,171	66,897	9.4%	143,482	137,647	4.2%
Non-Same Park (1)	2,739	1,189	130.4%	5,355	2,781	92.6%
Multifamily	1,071	1,486	(27.9%)	2,331	3,030	(23.1%)
Assets sold or held for sale	1,015	1,122	(9.5%)	2,113	2,463	(14.2%)

Total net operating income	$77,996	$70,694	10.3%	$153,281	$145,921	5.0%

CASH NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$101,471	$91,638	10.7%	$201,029	$190,015	5.8%
Non-Same Park (1)	3,706	1,911	93.9%	6,605	4,189	57.7%
Multifamily	2,248	2,487	(9.6%)	4,575	5,046	(9.3%)
Assets sold or held for sale	1,756	1,777	(1.2%)	3,712	3,715	(0.1%)

Total cash rental income	109,181	97,813	11.6%	215,921	202,965	6.4%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,330	27,181	4.2%	58,014	55,561	4.4%
Non-Same Park (1)	1,187	878	35.2%	2,340	1,707	37.1%
Multifamily	1,177	1,002	17.5%	2,244	2,018	11.2%
Assets sold or held for sale	674	804	(16.2%)	1,532	1,568	(2.3%)

Total adjusted cost of operations	31,368	29,865	5.0%	64,130	60,854	5.4%

Cash net operating income
Same Park (1)	73,141	64,457	13.5%	143,015	134,454	6.4%
Non-Same Park (1)	2,519	1,033	143.9%	4,265	2,482	71.8%
Multifamily	1,071	1,485	(27.9%)	2,331	3,028	(23.0%)
Assets sold or held for sale	1,082	973	11.2%	2,180	2,147	1.5%

Total cash net operating income	$77,813	$67,948	14.5%	$151,791	$142,111	6.8%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Net income	$70,050	$44,483	57.5%	$117,557	$109,511	7.3%
Net interest (income) expense	132	94	40.4%	264	(72)	466.7%
Depreciation and amortization	22,514	22,963	(2.0%)	45,499	49,582	(8.2%)
Gain on sale of real estate facilities and development rights	(19,193)	—	(100.0%)	(19,193)	(19,621)	(2.2%)

EBITDAre	$73,503	$67,540	8.8%	$144,127	$139,400	3.4%

(1)	Refer to page 24, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)

Same Park rental income and cash rental income include lease buyout income of $0.3 million for both of the three months ended June 30, 2021 and 2020, and $0.7 million and $0.5 million for the six months ended June 30, 2021 and 2020, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 and $1.1 million for the three months ended June 30, 2021 and 2020, respectively, and $0.0 and $1.2 million for the six months ended June 30, 2021 and 2020, respectively, and (b) deferred rent receivable write-offs of $0.1 million and $2.4 million for the three months ended June 30, 2021 and 2020, respectively, and $0.2 million and $2.4 million for the six months ended June 30, 2021 and 2020, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $0.0 and $1.1 million for the three months ended June 30, 2021 and 2020, respectively, and $0.0 and $1.2 million for the six months ended June 30, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.2 million and $4.5 million for the three months ended June 30, 2021 and 2020, respectively, and $0.5 million and $4.5 million for the six months ended June 30, 2021 and 2020, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.
(6)	The table below details Same Park Adjusted Cost of Operations:

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Cost of operations
Property taxes	$11,155	$11,102	0.5%	$22,579	$22,158	1.9%
Utilities	4,323	4,027	7.4%	8,960	8,999	(0.4%)
Repairs and maintenance	5,805	5,586	3.9%	11,274	10,950	3.0%
Compensation	4,114	3,886	5.9%	8,394	8,156	2.9%
Snow removal	9	—	100.0%	1,028	71	1,347.9%
Property insurance	1,171	856	36.8%	2,349	1,735	35.4%
Other expenses	1,753	1,724	1.7%	3,430	3,492	(1.8%)

Total cost of operations	$28,330	$27,181	4.2%	$58,014	$55,561	4.4%

	For the Three Months Ended
	June 30, 2021				June 30, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$23,469	$2,433	$2,691	$28,593	$20,304	$2,097	$3,053	$25,454	12.3%
Southern California	9,780	5,214	208	15,202	7,711	4,346	201	12,258	24.0%
Dallas	3,154	4,823	—	7,977	2,694	5,253	—	7,947	0.4%
Austin	2,260	6,392	—	8,652	1,801	5,941	—	7,742	11.8%
Northern Virginia	4,987	5,565	8,543	19,095	4,808	5,105	8,576	18,489	3.3%
South Florida	11,494	485	41	12,020	9,779	445	25	10,249	17.3%
Seattle	3,207	1,738	136	5,081	2,816	1,616	161	4,593	10.6%
Suburban Maryland	1,064	—	3,787	4,851	983	—	3,923	4,906	(1.1%)

Total	59,415	26,650	15,406	101,471	50,896	24,803	15,939	91,638	10.7%

Adjusted cost of operations (1)
Northern California	4,812	680	754	6,246	4,599	690	763	6,052	3.2%
Southern California	2,376	1,209	81	3,666	2,098	1,169	82	3,349	9.5%
Dallas	1,104	2,101	—	3,205	978	2,218	—	3,196	0.3%
Austin	769	2,372	—	3,141	736	2,227	—	2,963	6.0%
Northern Virginia	1,446	1,586	2,946	5,978	1,447	1,462	3,022	5,931	0.8%
South Florida	3,005	151	19	3,175	2,819	124	17	2,960	7.3%
Seattle	801	410	60	1,271	741	381	49	1,171	8.5%
Suburban Maryland	355	—	1,293	1,648	318	—	1,241	1,559	5.7%

Total	14,668	8,509	5,153	28,330	13,736	8,271	5,174	27,181	4.2%

Cash NOI (1)
Northern California	18,657	1,753	1,937	22,347	15,705	1,407	2,290	19,402	15.2%
Southern California	7,404	4,005	127	11,536	5,613	3,177	119	8,909	29.5%
Dallas	2,050	2,722	—	4,772	1,716	3,035	—	4,751	0.4%
Austin	1,491	4,020	—	5,511	1,065	3,714	—	4,779	15.3%
Northern Virginia	3,541	3,979	5,597	13,117	3,361	3,643	5,554	12,558	4.5%
South Florida	8,489	334	22	8,845	6,960	321	8	7,289	21.3%
Seattle	2,406	1,328	76	3,810	2,075	1,235	112	3,422	11.3%
Suburban Maryland	709	—	2,494	3,203	665	—	2,682	3,347	(4.3%)

Total	$44,747	$18,141	$10,253	$73,141	$37,160	$16,532	$10,765	$64,457	13.5%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Six Months Ended
	June 30, 2021				June 30, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$45,845	$4,834	$5,296	$55,975	$41,344	$4,676	$6,180	$52,200	7.2%
Southern California	19,210	10,155	400	29,765	16,714	9,244	388	26,346	13.0%
Dallas	6,220	9,647	—	15,867	5,862	10,683	—	16,545	(4.1%)
Austin	4,465	12,820	—	17,285	3,985	12,041	—	16,026	7.9%
Northern Virginia	10,050	10,996	17,533	38,579	9,823	10,422	17,665	37,910	1.8%
South Florida	22,751	972	83	23,806	20,387	947	57	21,391	11.3%
Seattle	6,238	3,492	271	10,001	5,820	3,351	347	9,518	5.1%
Suburban Maryland	2,212	—	7,539	9,751	2,025	—	8,054	10,079	(3.3%)

Total	116,991	52,916	31,122	201,029	105,960	51,364	32,691	190,015	5.8%

Adjusted cost of operations (1)
Northern California	9,740	1,354	1,496	12,590	9,336	1,338	1,544	12,218	3.0%
Southern California	4,693	2,509	156	7,358	4,397	2,522	155	7,074	4.0%
Dallas	2,207	4,107	—	6,314	1,989	4,252	—	6,241	1.2%
Austin	1,568	4,788	—	6,356	1,481	4,441	—	5,922	7.3%
Northern Virginia	3,093	3,386	6,538	13,017	2,930	2,968	6,496	12,394	5.0%
South Florida	6,029	291	39	6,359	5,663	258	31	5,952	6.8%
Seattle	1,613	820	130	2,563	1,544	801	103	2,448	4.7%
Suburban Maryland	760	—	2,697	3,457	669	—	2,643	3,312	4.4%

Total	29,703	17,255	11,056	58,014	28,009	16,580	10,972	55,561	4.4%

Cash NOI (1)
Northern California	36,105	3,480	3,800	43,385	32,008	3,338	4,636	39,982	8.5%
Southern California	14,517	7,646	244	22,407	12,317	6,722	233	19,272	16.3%
Dallas	4,013	5,540	—	9,553	3,873	6,431	—	10,304	(7.3%)
Austin	2,897	8,032	—	10,929	2,504	7,600	—	10,104	8.2%
Northern Virginia	6,957	7,610	10,995	25,562	6,893	7,454	11,169	25,516	0.2%
South Florida	16,722	681	44	17,447	14,724	689	26	15,439	13.0%
Seattle	4,625	2,672	141	7,438	4,276	2,550	244	7,070	5.2%
Suburban Maryland	1,452	—	4,842	6,294	1,356	—	5,411	6,767	(7.0%)

Total	$87,288	$35,661	$20,066	$143,015	$77,951	$34,784	$21,719	$134,454	6.4%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Six Months Ended June 30,
	2021	2020
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$4,376	$4,249
Tenant improvements	6,682	7,380
Lease commissions	3,208	3,027

Total Same Park recurring capital expenditures	14,266	14,656
Non-Same Park recurring capital expenditures	481	26

Total recurring capital expenditures	14,747	14,682
Assets sold or held for sale recurring capital expenditures	110	1,143

Total commercial recurring capital expenditures	14,857	15,825
Non-recurring property renovations (1)	843	213
Multifamily capital expenditures	7	—

Total capital expenditures	$15,707	$16,038

Same Park recurring capital expenditures as a percentage of NOI	9.9%	10.6%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income allocable to common stockholders	$45,595	$25,522	$73,481	$67,137
Adjustments
Gain on sale of real estate facility	(19,193)	—	(19,193)	(19,621)
Depreciation and amortization	22,514	22,963	45,499	49,582
Net income allocable to noncontrolling interests	12,094	6,795	19,505	17,887
Net income allocable to restricted stock unit holders	314	119	478	394
FFO allocated to joint venture partner	(18)	(38)	(45)	(81)

FFO allocable to diluted common stock and units (1)	61,306	55,361	119,725	115,298
Maryland reincorporation costs	510	—	510	—

Core FFO allocable to diluted common stock and units (1)	61,816	55,361	120,235	115,298
Adjustments
Recurring capital improvements	(3,761)	(3,133)	(4,407)	(4,298)
Tenant improvements	(4,100)	(3,938)	(6,956)	(7,343)
Capitalized lease commissions	(1,544)	(1,212)	(3,384)	(3,041)
Total recurring capital expenditures for assets sold or held for sale	(47)	(691)	(110)	(1,143)
Total multifamily capital expenditures	(7)	—	(7)	—
Non-cash rental income (2)	(183)	(2,746)	(1,490)	(3,810)
Non-cash stock compensation expense	2,301	931	4,081	1,873
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(5)	(5)	(3,202)	(3,660)

FAD allocable to diluted common stock and units (1)	54,470	44,567	104,760	93,876
Distributions to common stockholders	(28,918)	(28,856)	(57,790)	(57,673)
Distributions to noncontrolling interests - common units	(7,670)	(7,670)	(15,341)	(15,341)
Distributions to restricted stock unit holders	(202)	(147)	(366)	(329)
Distributions to noncontrolling interests - joint venture	(23)	(25)	(40)	(63)

Free cash available after fixed charges	17,657	7,869	31,223	20,470
Non-recurring property renovations (1)	(432)	(120)	(843)	(213)
Investment in multifamily development	(7,539)	(1,248)	(17,024)	(2,123)
Investment in industrial development	(93)	(2,435)	(1,216)	(2,872)

Retained cash (1)	$9,593	$4,066	$12,140	$15,262

Weighted average outstanding
Common stock	27,531	27,479	27,513	27,464
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	32	43	35	65
Common stock equivalents	101	81	98	93

Total diluted common stock and units	34,969	34,908	34,951	34,927

FFO per share	$1.75	$1.59	$3.43	$3.30
Core FFO per share	$1.77	$1.59	$3.44	$3.30
FAD distribution payout ratio (3)	67.6%	82.3%	70.2%	78.2%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
(3)

FAD distribution payout ratio is equal to total distributions to common stockholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of June 30, 2021			As of December 31, 2020
	Total	% of Total Market Capitalization	Wtd Avg Rate	Total	% of Total Market Capitalization	Wtd Avg Rate

Unsecured Debt:
Credit facility borrowing ($250.0 million at LIBOR + 0.825%)	$-	-	-	$-	-	-
Unrestricted cash	(115,965)			(69,083)

Net debt	$(115,965)	-	-	$(69,083)	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	$189,750	3.2%		$189,750	3.5%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.8%		230,000	4.2%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.3%		200,000	3.6%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.4%		325,000	5.9%

Total preferred equity	$944,750	15.7%	5.10%	$944,750	17.2%	5.10%

Total net debt and preferred equity	$828,785	13.8%	5.10%	$875,667	15.9%	5.10%

Common stock (27,541,464 and 27,488,547 shares outstanding as of June 30, 2021 and December 31, 2020, respectively) (1)	$4,078,340	68.1%		$3,652,403	66.4%
Common operating partnership units (7,305,355 units outstanding as of June 30, 2021 and December 31, 2020) (1)	1,081,777	18.1%		970,663	17.7%

Total common equity and operating partnership units (1)	$5,160,117	86.2%		$4,623,066	84.1%

Total implied market capitalization	$5,988,902	100.0%		$5,498,733	100.0%

	For the Six Months Ended			For the year ended
	June 30, 2021			December 31, 2020
Interest expense and related expenses (2)	$272			$548
Preferred distributions	24,093			48,186

Total fixed charges and preferred distributions	$24,365			$48,734

Ratio of EBITDAre to fixed charges and preferred distributions	5.9x			5.7x
Ratio of FFO to total fixed charges and preferred distributions (3)	5.9x			5.7x
Ratio of net debt and preferred equity to EBITDAre (4)	2.9x			3.2x

(1)

Total common equity is calculated as the total number of shares of common stock and operating partnership units outstanding multiplied by the Company’s closing stock price at the end of each respective period shown. Closing stock prices on June 30, 2021 and December 31, 2020 were $148.08 and $132.87, respectively.

(2)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(3)	Ratio of FFO to total fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by total fixed charges and preferred distributions.
(4)

Ratio of net debt and preferred equity to EBITDAre is calculated as total net debt and preferred equity divided by EBITDAre. Ratio of net debt and preferred equity to EBITDAre as of June 30, 2021 is calculated using annualized EBITDAre for the six months ended June 30, 2021.

Industry Concentration as of June 30, 2021 (1) (2)

			Percentage of Total Rental Income
Business services			21.3%
Logistics			13.3%
Technology			10.3%
Retail, food, and automotive			9.1%
Construction and engineering			8.1%
Health services			7.2%
Government			6.3%
Electronics			3.1%
Home furnishings			2.5%
Insurance and financial services			2.4%
Communications			1.8%
Aerospace/defense			1.8%
Education			1.0%
Other			11.8%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of June 30, 2021 (2)

Customer	Square Footage	Annualized Rental Income (3)	Percentage of Total Annualized Rental Income

US Government	602,000	$13,637	3.1%
Amazon Inc.	543,000	6,709	1.5%
KZ Kitchen Cabinet & Stone	370,000	5,385	1.2%
Luminex Corporation	199,000	4,508	1.0%
ECS Federal, LLC	133,000	2,895	0.7%
Lockheed Martin Corporation	124,000	2,703	0.6%
CentralColo, LLC	96,000	2,431	0.6%
Applied Materials, Inc.	162,000	2,431	0.6%
Carbel, LLC	236,000	2,270	0.5%
Great Way Trading & Transportation, Inc.	176,000	2,038	0.5%

Total	2,641,000	$45,007	10.3%

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)	Excludes assets held for sale as of June 30, 2021.
(3)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from July 1, 2021 through the respective date of expiration.

Rentable Square Footage of Same Park Properties by Product Type as of June 30, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,242	1,726	4,532	17.1%
South Florida	3,728	126	12	3,866	14.7%
Silicon Valley	3,094	367	-	3,461	13.2%
East Bay	3,297	53	-	3,350	12.8%
Dallas	1,300	1,587	-	2,887	11.0%
Austin	755	1,208	-	1,963	7.5%
Los Angeles County	1,256	317	31	1,604	6.1%
Seattle	1,052	270	28	1,350	5.1%
Suburban Maryland	394	-	751	1,145	4.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	2.9%
Mid-Peninsula	-	94	340	434	1.7%

Total	17,483	5,900	2,888	26,271	100.0%

Percentage by Product Type	66.5%	22.5%	11.0%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.9%	97.3%	86.8%	92.1%
South Florida		97.4%	81.6%	100.0%	96.9%
Silicon Valley		96.9%	87.7%	-	95.9%
East Bay		93.6%	95.0%	-	93.6%
Dallas		89.7%	76.8%	-	82.6%
Austin		97.5%	93.4%	-	95.0%
Los Angeles County		98.5%	94.8%	93.9%	97.7%
Seattle		94.5%	94.5%	69.3%	94.0%
Suburban Maryland		86.0%	-	88.9%	87.9%
Orange County		94.5%	93.9%	-	94.4%
San Diego County		99.3%	92.6%	-	94.6%
Mid-Peninsula		-	85.9%	78.5%	80.1%
Total		95.3%	89.1%	86.3%	92.9%

Same Park Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.8%	96.7%	86.7%	91.9%
South Florida		96.7%	82.3%	100.0%	96.2%
Silicon Valley		96.4%	87.7%	-	95.5%
East Bay		93.1%	94.8%	-	93.1%
Dallas		88.6%	78.3%	-	83.0%
Austin		96.5%	94.1%	-	95.0%
Los Angeles County		98.4%	94.2%	94.5%	97.5%
Seattle		94.0%	94.9%	67.0%	93.6%
Suburban Maryland		86.0%	-	89.2%	88.1%
Orange County		93.9%	95.3%	-	94.1%
San Diego County		98.8%	92.5%	-	94.4%
Mid-Peninsula		-	85.0%	80.3%	81.3%
Total		94.7%	89.5%	86.6%	92.7%

(1)	Excludes assets held for sale as of June 30, 2021.

Rentable Square Footage of Properties by Product Type as of June 30, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,810	1,242	1,726	4,778	17.5%
South Florida	3,728	126	12	3,866	14.1%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,383	1,587	-	2,970	10.9%
Los Angeles County	1,946	317	31	2,294	8.4%
Austin	755	1,208	-	1,963	7.2%
Seattle	1,052	270	28	1,350	4.9%
Suburban Maryland	394	-	751	1,145	4.2%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,502	5,979	2,888	27,369	100.0%

Percentage by Product Type	67.6%	21.8%	10.6%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.7%	97.3%	86.8%	92.1%
South Florida		97.4%	81.6%	100.0%	96.9%
Silicon Valley		96.9%	88.6%	-	95.9%
East Bay		93.6%	95.0%	-	93.6%
Dallas		86.1%	76.8%	-	81.1%
Los Angeles County		98.9%	94.8%	93.9%	98.2%
Austin		97.5%	93.4%	-	95.0%
Seattle		94.5%	94.5%	69.3%	94.0%
Suburban Maryland		86.0%	-	88.9%	87.9%
Orange County		94.5%	93.9%	-	94.4%
San Diego County		99.3%	92.6%	-	94.6%
Mid-Peninsula		-	85.9%	78.5%	80.1%
Total		95.1%	89.2%	86.3%	92.9%

Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.6%	96.7%	86.7%	91.9%
South Florida		96.7%	82.3%	100.0%	96.2%
Silicon Valley		96.4%	88.4%	-	95.4%
East Bay		93.1%	94.8%	-	93.1%
Dallas		86.0%	78.3%	-	81.9%
Los Angeles County		98.2%	94.2%	94.5%	97.6%
Austin		96.5%	94.1%	-	95.0%
Seattle		94.0%	94.9%	67.0%	93.6%
Suburban Maryland		86.0%	-	89.2%	88.1%
Orange County		93.9%	95.3%	-	94.1%
San Diego County		98.8%	92.5%	-	94.4%
Mid-Peninsula		-	85.0%	80.3%	81.3%
Total		94.6%	89.6%	86.6%	92.6%

(1)	Excludes assets held for sale as of June 30, 2021.

(1)	Excludes assets sold or held for sale as of June 30, 2021.

Lease Expirations - Total Portfolio (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% Total	% of Total Annualized Rental Income

2021	2,454	$43,790	9.7%	9.7%
2022	5,967	105,739	23.5%	23.5%
2023	5,719	97,076	21.5%	21.5%
2024	4,235	75,245	16.7%	16.7%
2025	3,008	52,237	11.6%	11.6%
Thereafter	4,268	76,922	17.0%	17.0%

Total	25,651	$451,009	100.0%	100.0%

Lease Expirations - Industrial

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Industrial	% of Total Annualized Rental Income

2021	1,526	$22,291	8.3%	5.0%
2022	3,830	56,591	21.0%	12.6%
2023	3,984	58,375	21.7%	12.9%
2024	2,939	46,160	17.1%	10.2%
2025	1,989	28,772	10.7%	6.4%
Thereafter	3,458	57,068	21.2%	12.6%

Total	17,726	$269,257	100.0%	59.7%

Lease Expirations - Flex

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Flex	% of Total Annualized Rental Income

2021	632	$13,194	11.7%	2.9%
2022	1,439	29,822	26.5%	6.6%
2023	1,144	23,142	20.6%	5.1%
2024	872	17,989	16.0%	4.0%
2025	801	17,798	15.8%	3.9%
Thereafter	500	10,547	9.4%	2.3%

Total	5,388	$112,492	100.0%	24.8%

Lease Expirations - Office (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Office	% of Total Annualized Rental Income

2021	296	$8,305	12.0%	1.8%
2022	698	19,326	27.9%	4.3%
2023	591	15,559	22.5%	3.5%
2024	424	11,096	16.0%	2.5%
2025	218	5,667	8.2%	1.3%
Thereafter	310	9,307	13.4%	2.1%

Total	2,537	$69,260	100.0%	15.5%

(1)	Excludes assets held for sale as of June 30, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. CA	% of Total Annualized Rental Income

2021	509	$11,828	9.3%	2.6%
2022	1,180	21,852	17.2%	4.9%
2023	1,344	24,658	19.5%	5.5%
2024	1,094	19,449	15.4%	4.3%
2025	755	11,125	8.8%	2.5%
Thereafter	2,051	37,810	29.8%	8.4%

Total	6,933	$126,722	100.0%	28.2%

Lease Expirations - Southern California

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. CA	% of Total Annualized Rental Income

2021	356	$7,181	9.8%	1.6%
2022	1,205	22,207	30.3%	4.9%
2023	890	17,095	23.3%	3.8%
2024	556	11,620	15.8%	2.6%
2025	328	5,860	8.0%	1.3%
Thereafter	531	9,373	12.8%	2.1%

Total	3,866	$73,336	100.0%	16.3%

Lease Expirations - Dallas

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Dallas	% of Total Annualized Rental Income

2021	273	$3,408	10.3%	0.8%
2022	562	6,416	19.4%	1.4%
2023	692	9,032	27.3%	2.0%
2024	376	5,655	17.1%	1.2%
2025	267	5,208	15.8%	1.2%
Thereafter	281	3,328	10.1%	0.7%

Total	2,451	$33,047	100.0%	7.3%

Lease Expirations - Austin

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Austin	% of Total Annualized Rental Income

2021	252	$4,614	12.5%	1.0%
2022	331	7,138	19.4%	1.6%
2023	291	5,444	14.8%	1.2%
2024	308	6,664	18.1%	1.5%
2025	401	8,520	23.2%	1.9%
Thereafter	293	4,426	12.0%	0.9%

Total	1,876	$36,806	100.0%	8.1%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern Virginia (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of No. VA	% of Total Annualized Rental Income

2021	384	$7,254	8.2%	1.6%
2022	1,247	26,504	29.8%	5.9%
2023	737	14,437	16.2%	3.2%
2024	760	14,796	16.6%	3.3%
2025	661	12,634	14.2%	2.8%
Thereafter	664	13,375	15.0%	3.0%

Total	4,453	$89,000	100.0%	19.8%

Lease Expirations - South Florida

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of So. FL	% of Total Annualized Rental Income

2021	425	$4,650	9.4%	1.0%
2022	986	12,852	26.0%	2.9%
2023	1,043	13,619	27.5%	3.0%
2024	792	10,702	21.7%	2.4%
2025	323	4,119	8.3%	0.9%
Thereafter	217	3,507	7.1%	0.8%

Total	3,786	$49,449	100.0%	11.0%

Lease Expirations - Suburban Maryland

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Sub. MD	% of Total Annualized Rental Income

2021	113	$1,989	9.2%	0.5%
2022	182	3,694	17.1%	0.8%
2023	291	6,259	29.1%	1.4%
2024	141	3,143	14.6%	0.7%
2025	123	2,304	10.7%	0.5%
Thereafter	165	4,150	19.3%	0.9%

Total	1,015	$21,539	100.0%	4.8%

Lease Expirations - Seattle

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Seattle	% of Total Annualized Rental Income

2021	142	$2,866	13.6%	0.6%
2022	274	5,076	24.1%	1.1%
2023	431	6,532	30.9%	1.4%
2024	208	3,216	15.2%	0.7%
2025	150	2,467	11.7%	0.5%
Thereafter	66	953	4.5%	0.2%

Total	1,271	$21,110	100.0%	4.5%

(1)	Excludes assets held for sale as of June 30, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

	Total Portfolio Activity (1) (2)
Industrial	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern Virginia	93.7%	85,000	67.6%	$2.26	7.9%	1.9%	4.2%
South Florida	97.4%	288,000	52.5%	2.30	5.6%	8.8%	19.7%
Silicon Valley	96.9%	191,000	88.6%	2.46	3.6%	11.8%	26.8%
East Bay	93.6%	178,000	77.9%	3.07	8.4%	13.4%	25.0%
Dallas	86.1%	105,000	63.7%	2.71	9.3%	3.0%	9.9%
Suburban Maryland	86.0%	11,000	100.0%	0.80	4.4%	—	1.3%
Austin	97.5%	119,000	100.0%	0.07	0.2%	5.0%	28.5%
Los Angeles County	98.9%	127,000	94.0%	1.16	4.3%	6.8%	9.9%
Seattle	94.5%	25,000	70.2%	1.38	8.8%	12.0%	18.2%
Orange County	94.5%	61,000	54.7%	2.69	5.6%	2.3%	10.0%
San Diego County	99.3%	40,000	86.9%	0.80	3.4%	1.0%	5.0%

Industrial Totals by Market	95.1%	1,230,000	73.8%	$2.07	5.3%	7.7%	17.9%

Flex
Northern Virginia	97.3%	170,000	100.0%	$2.92	6.9%	-2.4%	-3.6%
South Florida	81.6%	1,000	0.0%	—	—	9.4%	22.1%
Silicon Valley	88.6%	31,000	75.4%	1.05	3.1%	4.9%	8.6%
East Bay	95.0%	5,000	87.2%	1.17	4.3%	-8.5%	-16.3%
Dallas	76.8%	108,000	55.9%	2.63	8.3%	2.4%	14.0%
Austin	93.4%	35,000	52.0%	6.76	18.5%	-4.6%	-3.0%
Los Angeles County	94.8%	33,000	82.7%	2.01	2.2%	7.9%	24.5%
Seattle	94.5%	14,000	24.6%	5.41	10.4%	7.8%	13.5%
Orange County	93.9%	10,000	65.8%	—	—	1.6%	21.6%
San Diego County	92.6%	50,000	78.5%	2.41	7.4%	-2.6%	1.1%
Mid-Peninsula	85.9%	10,000	100.0%	1.10	5.9%	-15.7%	-21.0%

Flex Totals by Market	89.2%	467,000	73.6%	$2.85	6.8%	-0.1%	4.6%

Office (1)
Northern Virginia	86.8%	115,000	70.6%	$10.12	15.4%	-7.1%	-0.1%
South Florida	100.0%	—	—	—	—	—	—
Suburban Maryland	88.9%	54,000	72.0%	1.61	3.6%	-6.0%	3.7%
Los Angeles County	93.9%	4,000	100.0%	0.90	2.3%	2.8%	10.4%
Seattle	69.3%	8,000	0.0%	14.20	29.9%	8.5%	19.7%
Mid-Peninsula	78.5%	24,000	68.7%	1.20	2.4%	-13.6%	-14.6%

Office Totals by Market	86.3%	205,000	70.2%	$6.82	12.0%	-7.3%	-1.2%

Company Totals by Type	92.9%	1,902,000	73.3%	$2.77	6.7%	3.1%	10.6%

(1)	Excludes assets held for sale as of June 30, 2021.
(2)	Average lease term for leases executed during the three months ended June 30, 2021 was 3.3 years.
(3)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.

	Total Portfolio Activity (1) (2)

Industrial	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern Virginia	93.6%	230,000	81.7%	$3.24	7.3%	4.1%	6.8%
South Florida	96.7%	572,000	60.8%	1.84	4.9%	8.6%	22.0%
Silicon Valley	96.4%	399,000	89.0%	2.34	3.4%	17.6%	38.0%
East Bay	93.1%	382,000	72.3%	2.12	5.5%	9.0%	19.5%
Dallas	86.0%	321,000	83.5%	2.73	13.5%	2.8%	7.6%
Suburban Maryland	86.0%	52,000	91.8%	2.53	5.5%	-0.5%	6.9%
Austin	96.5%	145,000	97.2%	1.06	3.8%	8.0%	30.8%
Los Angeles County	98.2%	275,000	87.9%	1.29	4.0%	7.3%	12.1%
Seattle	94.0%	98,000	82.3%	2.27	7.5%	16.7%	31.0%
Orange County	93.9%	143,000	54.2%	3.24	7.1%	3.8%	10.8%
San Diego County	98.8%	65,000	83.8%	0.74	2.9%	1.1%	4.8%

Industrial Totals by Market	94.6%	2,682,000	77.4%	$2.16	5.4%	8.7%	19.7%

Flex
Northern Virginia	96.7%	257,000	89.2%	$4.23	10.9%	-2.3%	-1.2%
South Florida	82.3%	15,000	75.8%	0.37	1.1%	7.6%	19.7%
Silicon Valley	88.4%	68,000	72.1%	1.50	4.6%	-1.0%	2.2%
East Bay	94.8%	9,000	50.6%	0.78	1.9%	-7.2%	-9.4%
Dallas	78.3%	216,000	64.0%	2.95	9.6%	-1.5%	2.1%
Austin	94.1%	62,000	37.8%	6.24	15.9%	-0.8%	3.2%
Los Angeles County	94.2%	72,000	86.1%	2.69	4.0%	3.5%	15.2%
Seattle	94.9%	41,000	47.2%	2.51	5.7%	6.2%	13.4%
Orange County	95.3%	13,000	52.7%	—	—	2.3%	18.6%
San Diego County	92.5%	105,000	66.9%	2.28	7.3%	-0.4%	2.9%
Mid-Peninsula	85.0%	17,000	57.2%	0.94	4.4%	-12.5%	-16.3%

Flex Totals by Market	89.6%	875,000	68.6%	$3.17	8.3%	-0.5%	3.7%

Office (1)
Northern Virginia	86.7%	183,000	60.6%	$8.89	15.7%	-7.6%	-0.9%
South Florida	100.0%	—	—	—	—	—	—
Suburban Maryland	89.2%	71,000	74.3%	1.60	3.5%	-5.2%	4.2%
Los Angeles County	94.5%	6,000	60.8%	2.18	5.3%	3.0%	10.1%
Seattle	67.0%	8,000	0.0%	14.20	29.9%	8.5%	19.7%
Mid-Peninsula	80.3%	36,000	67.3%	1.10	2.1%	-10.4%	-9.7%

Office Totals by Market	86.6%	304,000	63.8%	$6.26	11.8%	-6.9%	-0.8%

Company Totals by Type	92.6%	3,861,000	73.7%	$2.71	6.7%	4.4%	12.7%

(1)	Excludes assets held for sale as of June 30, 2021.
(2)	Average lease term for leases executed during the six months ended June 30, 2021 was 3.2 years.
(3)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Assets sold or held for sale – Assets sold or held for sale represents 113,000 square feet of assets sold in January 2020, 40,000 square feet of assets sold in September 2020, 198,000 square feet of assets sold in June 2021, and includes 244,000 square feet of assets held for sale. The assets held for sale represent a 244,000 square foot office business park located in Herndon, Virginia (subsequently sold in July 2021).

Average Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, excluding operating expense reimbursements

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.

Cash Rental Income per Available Square Foot – Cash rental income per available square foot is computed by dividing Cash Rental Income for the period by weighted average available square feet for the same period. Cash rental income per available square foot for the three and six month periods is annualized.

Cash Rental Income per Occupied Square Foot – Cash rental income per occupied square foot is computed by dividing Cash Rental Income for the period by weighted average occupied square feet for the same period. Cash rental income per occupied square foot for the three and six month periods is annualized.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred stockholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted common stock and units divided by total weighted average diluted common stock and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted common stock and units divided by total weighted average diluted common stock and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2019.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Same Park – Same Park includes assets acquired prior to January 1, 2019.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.